Exhibit 23.2

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


   We consent to the reference to our firm under the captions "Experts" and "Selected Consolidated Financial and Operating Data" and to the use of our report dated January 31, 1997 in the Registration Statement on Form S-4 and related Prospectus of Superior Services, Inc. for the registration of 5,000,000 shares of its common stock.


                                      ERNST & YOUNG LLP


   Milwaukee, Wisconsin
   May 29, 1997